Exhibit 10U

LEASE AMENDMENT AGREEMENT (THE “AGREEMENT”) ENTERED INTO BY AND BETWEEN HAEMONETICS MEXICO MANUFACTURING, S. DE R.L. DE C.V., HEREINAFTER REFERRED TO AS “HAEMONETICS”, REPRESENTED BY MESSRS. DAN GOLDSTEIN AND WILLIAM PATRICK BURKE; AND MRS. BLANCA ESTELA COLUNGA SANTELICES, HEREINAFTER REFERRED TO AS THE “MRS. COLUNGA”, IN ACCORDANCE WITH THE FOLLOWING ANTECEDENTS, RECITALS AND CLAUSES:

CONVENIO MODIFICATORIA A CONTRATO DE ARRENDAMIENTO (EL “CONVENIO”) QUE CELEBRAN HAEMONETICS MEXICO MANUFACTURING, S. DE R.L. DE C.V., A QUIEN EN LO SUCESIVO SE LE DENOMINARÁ “HAEMONETICS”, REPRESENTADA POR LOS SRES. DAN GOLDSTEIN Y WILLIAM PATRICK BURKE; Y LA SRA. BLANCA ESTELA COLUNGA SANTELICES, A QUIEN EN LO SUCESIVO SE LE DENOMINARÁ LA “SRA. COLUNGA”, AL TENOR DE LOS SIGUIENTES ANTECEDENTES, DECLARACIONES Y CLAUSULAS.

A N T E C E D E N T S	A N T E C E D E N T E S

A. On December 3, 2007, Haemonetics as lessee, and Mrs. Colunga, as lessor executed a Real Estate Lease Agreement effective as of January 1, 2008 with respect to the industrial facilities located at Calle Colinas No. 11730, Parque Industrial El Florido, Sección Colinas, Delegación la Presa, Tijuana, B.C. 22680, with a surface area of 62,000.00 square feet (as amended, restated or modified from time to time, the “Lease Agreement”).

A. Con fecha 3 de diciembre de 2007, Haemonetics, como arrendatario, y la Sra. Colunga, como arrendadora, celebraron un Contrato de Arrendamiento de Bien Inmueble con efectos a partir del 1 de enero de 2008, con respecto a ciertas instalaciones industriales ubicadas en Calle Colinas No. 11730, Parque Industrial El Florido, Sección Colinas, Delegación la Presa, Tijuana, B.C. 22680, con una superficie de 62,000.00 pies cuadrados (según ha sido enmendado, re expresado y modificado de tiempo en tiempo, el “Contrato de Arrendamiento”).

B. On October 5, 2012, Haemonetics Corporation granted in favor of Mrs. Colunga an Absolute Guaranty of Lease to guarantee to her Haemonetics’ obligations under the Lease Agreement (the “Lease Guaranty”).

B. Con fecha 5 de octubre de 2012, Haemonetics Corporation otorgó a favor de la Sra. Colunga una Garantía Absoluta de Arrendamiento (Absolute Guaranty of Lease) para garantizar el cumplimiento de las obligaciones de Haemonetics bajo el Contrato de Arrendamiento (la “Garantía del Arrendamiento”).

R E C I T A L S	D E C L A R A C I O N E S

Both parties, through their legal representatives, as applicable, state that:	Declaran ambas partes por conducto de sus representantes legales, según sea el caso, que:

(a)    Pursuant to third paragraph of Clause Second of the Lease Agreement, Haemonetics has decided to exercise its right to extend the current term of the Lease Agreement for additional 5 (five) years in accordance with the terms hereinafter set forth (the “Extension’s Right”).

(a)    En términos del párrafo tercero de la Cláusula Segunda del Contrato de Arrendamiento, Haemonetics ha decidido ejercer su derecho de prorrogar el plazo actual del Contrato de Arrendamiento por 5 (cinco) años adicionales, en los términos que más adelante se señalan (el “Derecho de Prórroga”).

(b) They are aware of the scope and contents of this Agreement.	(b) Conocen el alcance y contenido del presente Convenio.

(c) They mutually recognize each other’s personality and authority to execute this Agreement.	(c) Se reconocen mutuamente la personalidad y facultades con las que comparecen a celebrar el presente Convenio.

(d) Due to an involuntary misunderstanding, the Lease Agreement includes an incorrect domicile of the Leased Premises, so they are willing to include the corresponding amendment in this Agreement.
(d)    Debido a un mal entendido involuntario, el Contrato de Arrendamiento incluye un domicilio incorrecto de las Instalaciones Arrendadas, por los que es su deseo incluir la modificación de dicho domicilio en el presente Convenio.

In consideration of the above antecedent and recitals, the parties agree on the following:	Habiendo declarado lo anterior, las partes otorgan el presente Convenio de conformidad con las siguientes:

C L A U S E S	C L Á U S U L A S

FIRST. DEFINITIONS. Unless specifically stated in this Agreement, all capitalized terms used herein shall have the same meaning ascribed to them in the Lease Agreement.
PRIMERA. DEFINICIONES. A menos que se establezca de manera distinta, todos los términos utilizados con mayúscula inicial en este Convenio tendrán el significado atribuido a dichos términos en el Contrato de Arrendamiento.

SECOND. AMENDMENTS.	SEGUNDA. MODIFICACIONES.
(A) Pursuant to the Extension’s Right, effective as of the date of execution hereof, the parties agree to extend the current term of the Lease Agreement for a period of 5 (five) years, mandatory for both parties, counted as from January 1, 2018, and concluding on December 31, 2022 (the “Initial Term”).

(A) De conformidad con el Derecho de Prórroga, con efectos a partir de la fecha de la firma del presente, las partes convienen en prorrogar el plazo actual del Contrato de Arrendamiento por un periodo adicional de 5 (cinco) años, obligatorio para ambas partes, contado a partir del 1 de enero de 2018, y concluyendo el 31 de diciembre de 2022 (el “Periodo Inicial”).

(B) Notwithstanding the foregoing, Mrs. Colunga hereby grants to Haemonetics the right to extend the Initial Term for additional 3 (three) years (the “Additional Term”), in accordance with the following:

(B) No obstante lo anterior, la Sra. Colunga otorga en este acto a Haemonetics el derecho para prorrogar el Periodo Inicial por 3 (tres) años adicionales (el “Periodo Adicional”), de conformidad con lo siguiente:

(i) The Additional Term shall be mandatory for both parties;	(i) El Periodo Adicional será obligatorio para ambas partes;
(ii)    At least with 180 (hundred and eighty) natural days prior the end of the Initial Period, Haemonetics shall notify Mrs. Colunga in writing of its intent to extend the term of this Agreement for the Additional Term (the “Notice of Extension”); and

(ii)    Al menos con 180 (ciento ochenta) días naturales de anticipación a la conclusión del Periodo Inicial, Haemonetics deberá notificar por escrito a la Sra. Colunga su deseo de prorrogar la vigencia de este Contrato por el Periodo Adicional (el “Aviso de Prórroga”); y

Such Notice of Extension must include a document executed by a duly authorized individual(s) with the required faculties, by which Haemonetics Corporation express its agreement and consent in order for the terms and conditions of the Lease Guaranty remain valid during the Additional Term (the “Guaranty’s Extension”). The signature(s) of such documents must be notarized and apostilled.

Dicho Aviso de Prórroga, requerirá, de manera imprescindible, estar acompañado por un documento suscrito por persona(s) debidamente autorizada (s) que acredite (n) tener facultades para ello, a través del cual, Haemonetics Corporation exprese su conformidad y consentimiento, para que los términos y condiciones de la Garantía Absoluta de Arrendamiento (Absolute Guaranty of Lease), se mantengan en pleno vigor durante el Periodo Adicional (La “Extensión de Garantía”). La (s) firma de dicho documento, deberá (n), de estar notarizada (s) y apostillada (s)

(iii)    Once Haemonetics delivers in due time and forms, the Notice of Extension and the Guaranty’s Extension to Mrs. Colunga, the term of this Agreement will be automatically extended without requiring additional formality, same that shall commence as of the date that the Initial Period concludes, adjusting the amount of Rent (as such term is defined below), as specified in the following paragraph.

(iii)    Una vez que el Haemonetics entregue a la Sra. Colunga, en debido tiempo y formas, el Aviso de Prórroga y la Extensión de Garantía, el plazo de vigencia de este Contrato se entenderá prorrogado automáticamente, sin requerir formalidad adicional alguna, por el Periodo Adicional, mismo que comenzará a correr a partir de la fecha en que concluya el Periodo Inicial, ajustándose el monto de la Renta (según dicho término se define más adelante), según se especifica en el siguiente párrafo.

(C) (a) During the Initial Term, Haemonetics shall pay to Mrs. Colunga a monthly rent in the fixed amounts mentioned below (the “Rent”), plus the corresponding Value Added Tax:
(C) (a) durante la vigencia del Periodo Inicial, Haemonetics pagará mensualmente a la Sra. Colunga una renta en las cantidades fijas que se describen a continuación (la “Renta”), más el correspondiente Impuesto al Valor Agregado:

(b) The payable Rent during the Additional Term, shall be the following fixed amounts:	(b) La Renta pagadera durante el Periodo Adicional serán las siguientes cantidades fijas:

(D) Effective as of the date hereof, the parties agree that all references in the Lease Agreement to the domicile of the Leased Premises, shall be understood as references to the domicile at Calle Colinas No. 11731, Parque Industrial El Florido, Sección Colinas, Delegación la Presa, Tijuana, B.C. 22680.

(D) Las partes convienen que a partir de la celebración del presente Convenio, toda referencia al domicilio de las Instalaciones Arrendada deberá entenderse como si se refiriera al ubicado en Calle Colinas No. 11731, Parque Industrial El Florido, Sección Colinas, Delegación la Presa, Tijuana, B.C. 22680.

THIRD. ENTIRE AGREEMENT. (a) This Agreement shall be interpreted together with the Lease Agreement, in the understanding that both constitute one and the same instrument.

(b) With the exception of the amendments contained herein, all and each of the provisions of the Lease Agreement remain in full force and legal effects.

TERCERA. ACUERDO TOTAL. (a) El presente Convenio deberá interpretarse conjuntamente con el Contrato de Arrendamiento, en el entendido de que éstos constituyen una sola unidad contractual.

(b) Con excepción de las modificaciones contenidas en este Convenio, todas y cada una de las disposiciones del Contrato de Arrendamiento permanecen en vigor, surtiendo todos sus efectos y fuerza legales.

FOURTH. DOMICILES. The parties agree that all notices shall be delivered to the same addresses provided in the Lease Agreement for such purposes.	CUARTA. DOMICILIOS. Las partes señalan como sus domicilios para efectos del presente Convenio los señalados en el Contrato de Arrendamiento.

FIFTH. APPLICABLE LAW AND JURISDICTION. For the interpretation and compliance of this Agreement, the parties agree that the provisions of the Civil Code of the State of Baja California shall apply and hereby expressly submit themselves to the jurisdiction of the competent courts of the City of Tijuana, State of Baja California, irrevocably waiving the right to any other jurisdiction to which they may be entitled to by reason of their present or future domicile or for any other reason.

QUINTA. LEYES APLICABLES Y JURISDICCIÓN. Para todo lo relativo a la interpretación y cumplimiento de este Convenio, las partes convienen que aplicarán las disposiciones del Código Civil del Estado de Baja California y en este acto se someten expresamente a la jurisdicción de los tribunales de la Ciudad de Tijuana, Baja California, renunciando irrevocablemente a cualquier otra jurisdicción a la que pudieren tener derecho por razón de su domicilio actual o futuro o por cualquier otra causa.

This Agreement may be executed in counterparts and, when all counterpart documents are executed, the counterparts will constitute a single binding instrument.	Este Convenio podrá ser firmado en distintos ejemplares, y cuando todos los ejemplares hayan sido firmados por las partes, constituirán un solo instrumento obligatorio.

IN WITNESS WHEREOF, the undersigned parties, through their duly authorized legal representatives, have executed this Agreement in the place and date indicated underneath their respective signatures.	EN TESTIMONIO DE LO ANTERIOR, las partes firmantes, a través de sus representantes debidamente autorizados, suscriben este Convenio en el lugar y fecha indicados bajo sus respectivas firmas.

[SIGNATURE PAGE FOLLOWS]	[SIGUE HOJA DE FIRMAS]

HAEMONETICS MEXICO MANUFACTURING, S. DE R.L. DE C.V.

/s/ Dan Goldstein
By: MR. DAN GOLDSTEIN
Title: Legal representative
Place:
Date:

/s/ William Patrick Burke
By: MR. WILLIAM PATRICK BURKE
Title: Legal representative
Place:
Date:

HAEMONETICS MEXICO MANUFACTURING, S. DE R.L. DE C.V.

/s/ Dan Goldstein
Por: SR. DAN GOLDSTEIN
Cargo: Representante legal
Lugar:
Fecha:

/s/ William Patrick Burke
Por: SR. WILLIAM PATRICK BURKE
Cargo: Representante legal
Lugar:
Fecha:

/s/ Blanca Estela Colunga Santelices MRS. BLANCA ESTELA COLUNGA SANTELICES Place: Date:	/s/ Blanca Estela Colunga Santelices SRA. BLANCA ESTELA COLUNGA SANTELICES Lugar: Fecha:

[Signature Page-Lease Amendment Agreement/Hoja de Firmas- Convenio Modificatorio al Arrendamiento]